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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  June 2, 1997


                                USA TRUCK, INC.
             (Exact name of registrant as specified in its Charter)



DELAWARE                           0-19858                      71-0556971
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                 Identification No
incorporation)



3108 INDUSTRIAL PARK ROAD, VAN BUREN, ARKANSAS             72956
(Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code:

                                 (501) 471-2500



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Item 5.  Other Events

       On May 30, 1997, USA Truck, Inc. announced in a press release in the form attached hereto as Exhibit 99 that it has appointed Reliance Trust Company as the new transfer agent and registrar of the Common Stock of the Company, effective June 2, 1997.

Item 7.  Financial Statements and Exhibits

       (c)    Exhibits

              99 USA Truck, Inc. June 2, 1997 press release announcing change of transfer agent and registrar.






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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 1997               USA TRUCK, INC.



                                  By: /s/ JERRY D. ORLER
                                     -------------------------------------------
                                      Jerry D. Orler,  Vice President - Finance,
                                      Chief Financial Officer





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                               INDEX TO EXHIBIT



EXHIBIT NO.                 DESCRIPTION
----------                  -----------
    99                      USA Truck, Inc. June 2, 1997 press release
                            announcing change of transfer agent and registrar.
